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                                                               EXHIBIT 99.1

PRESS RELEASE
Contact: William W. Moreton
         Chief Financial Officer
Phone:   314-633-7123


                      PANERA BREAD COMPANY TO PRESENT AT
                     MORGAN KEEGAN 2002 EQUITY CONFERENCE

St. Louis, MO October 25, 2002 - Panera Bread Company (Nasdaq: PNRA) will be presenting at the Morgan Keegan 2002 Equity Conference to be held in Memphis on Tuesday, October 29, 2002 at 11:20 AM CST. An audio webcast of the presentation will be available over the Internet at http://www.twst.com/econf/mm/mk3/pnra.html. A replay will be available for 90 days.